Exhibit 24

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that RAYMOND BARRETTE does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ RAYMOND BARRETTE

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that BRUCE R. BERKOWITZ does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ BRUCE R. BERKOWITZ

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that HOWARD L. CLARK, JR. does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ HOWARD L. CLARK, JR.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that ROBERT P. COCHRAN does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ ROBERT P. COCHRAN

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that MORGAN W. DAVIS does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ MORGAN W. DAVIS

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that A. MICHAEL FRINQUELLI does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ A. MICHAEL FRINQUELLI

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that GEORGE J. GILLESPIE III does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ GEORGE J. GILLESPIE III

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that JOHN D. GILLESPIE does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ JOHN D. GILLESPIE

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that EDITH E. HOLIDAY does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ EDITH E. HOLIDAY

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that LOWNDES A. SMITH does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ LOWNDES A. SMITH

WHITE MOUNTAINS INSURANCE GROUP, LTD.

POWER OF ATTORNEY

KNOW ALL MEN by these presents, that ALLAN L. WATERS does hereby make, constitute and appoint Robert L. Seelig as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver a Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed these presents this 24th day of May 2007.

/s/ ALLAN L. WATERS